SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25, 2006

                  BROMWELL FINANCIAL FUND, LIMITED PARTNERSHIP
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

         DELAWARE                 333-85755             51-0387638
      (State or Other       (Commission File No.)     (IRS Employee
      Jurisdiction of                              Identification No.)
       Incorporation
      or Organization)

                             505 Brookfield Drive
                            Dover, Delaware  19901
                   (Address of Principal Executive Offices)

                                (800) 331-1532
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations.

None.

Item 2. Financial Information.

None.

Item 3. Securities and Trading Markets.

None.

Item 4.  Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

(a)  Previous Independent Auditor: Frank L. Sassetti & Co.

(i) On October 6, 2006, the board of directors of Belmont Capital Management, Inc., the general partner of Bromwell Financial Fund, LP
(the "Fund"), approved the change in independent auditor from Frank L. Sassetti & Co., certified public accountants, Oak Park, Illinois 60302 ("Sassetti") to Jordan, Patke & Associates, Ltd., certified public accountants, 300 Village Green Drive Ste 210, Lincolnshire, IL 60069-3090 ("Jordan Patke"), to improve the efficiency of operation and centralize all work performed for Funds of the managers in a single independent auditor. By notice provided on October 19, 2006, the Fund terminated the services of Sassetti subject to receipt of a letter from Sassetti to confirm that their were no adverse business issues attendant to the change in auditors. By letter dated October 20, 2006 that was received by the Fund on October 25, 2006, Sassetti confirmed that the termination was made in the normal course of business without any adverse business issues. See the letter from Sassetti attached as Exhibit 23.1.

(ii) Management of the Fund has not had any disagreements with Sassetti related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any other matter related to the audit of the Fund. For the most recent fiscal year and any subsequent interim period through the effective date of the change in auditors, there has been no disagreement between the Fund and Sassetti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any other matter related to the audit of the Fund, which disagreement, if not resolved to the satisfaction of Sassetti would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(iii) The Fund's management participated in and approved the decision to change independent accountants.

(iv) In connection with its review of financial statements through June 30, 2006, there have been no disagreements with Sassetti on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any other matter which disagreement, if not resolved to the satisfaction of Sassetti, would have caused them to make reference thereto in their report on the financial statements.

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(v)  During the most recent review period and the interim period up to the date of this Form 8-K, there have been no reportable events with the Fund as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Fund requested that Sassetti furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from Sassetti is filed as Exhibit 23.1 to this Form 8-K.

(b)  New Independent Auditor:  Jordan, Patke & Associates, Ltd.

(i) The engagement of Jordan Patke as the Fund's new independent auditor became effective upon the resignation of Sassetti, subject to completion of all regulatory requirements attendant to the change in auditor by a commodity pool whose units are publicly sold but are not, thereafter, actively traded. Investors rely upon the Fund redemption provisions to obtain a return of their investment. Prior to such effective date, the Fund did not consult with Jordan Patke regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jordan Patke or (iii) any other matter. There were no disagreements between the Fund and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B or any other matter.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

None.

Item 5. Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

None.

Item 9. Financial Statements and Exhibits.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:                       Bromwell Financial Fund, Limited Partnership
                                  By Belmont Capital Management, Incorporated
                                  Its General Partner


                                  By: /s/ Michael Pacult
                                      Mr. Michael Pacult
                                      Sole Director, Sole Shareholder,
                                      President, and Treasurer of the General
                                      Partner

Date:	October 25, 2006

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